UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021

SMARTMETRIC, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54853	05-0543557
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway Suite 500 Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-990-3687

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance of Commitment Fee Shares, Note, Warrants, and Series D Preferred Shares

On July 23, 2021, SmartMetric, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with AJB Capital Investments, LLC (the “Investor”) with respect to the sale and issuance to the Investor of: (i) a commitment fee in the amount of $250,000 in the form of 12,500,000 shares (the “Commitment Fee Shares”) of the Company’s common stock (the “Common Stock”), (ii) a promissory note in the aggregate principal amount of $300,000 (the “Note”), (iii) Common Stock Purchase Warrants to purchase up to an aggregate of 10,000,000 shares of the Common Stock (the “Warrants”), and (iv) 5,000 shares of the Company’s Series D Convertible Preferred Stock (the “Series D Shares”).  The Note and Warrants were issued on July 23, 2021 (the “Original Issue Date”).

Pursuant to the terms of the Purchase Agreement, the Commitment Fee Shares were issued at a value of $250,000, the Note was issued in a principal amount of $300,000 for a purchase price of $270,000, resulting in an original issue discount of $30,000; the Warrants were issued, with an initial exercise price of $0.05 per share, subject to adjustment as described herein; and 5,000 Series D Shares were issued. The aggregate cash subscription amount received by the Company from the Investor for the issuance of the Commitment Fee Shares, Note and Warrants was $253,000, due to a reduction in the $270,000 purchase price as a result of broker, legal, and transaction fees. This summary is not a complete description of all of the terms of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement filed as Exhibit 10.1 hereto, which is incorporated by reference into this Item 1.01.

Commitment Fee Shares

The Commitment Fee Shares consist of 12,500,000 shares of the Common Stock, which contain a true-up provision. At any time the Investor may elect during the period beginning on the date which is the six (6) month anniversary of the closing date of the Purchase Agreement and ending on the date which is the eighteen (18) month anniversary of the closing date of the Purchase Agreement (the “Adjustment Period”), the Investor may deliver to the Company a reconciliation statement showing the net proceeds actually received by the Investor from the sale of the Commitment Fee Shares (the “Sale Reconciliation”). If, as of the date of the delivery by Investor of the Sale Reconciliation, the Investor has not realized net proceeds from the sale of such Commitment Fee Shares equal to at least the Commitment Fee, as shown on the Sale Reconciliation, then the Company shall either pay in cash the applicable shortfall amount or immediately take all required action necessary or required in order to cause the issuance of additional shares of Common Stock to the Investor in an amount sufficient such that, when sold and the net proceeds thereof are added to the net proceeds from the sale of any of the previously issued and sold Commitment Fee Shares, the Investor shall have received total net funds equal to $250,000 (the “Commitment Fee”). If additional shares of Common Stock are issued pursuant to the immediately preceding sentence, and after the sale of such additional issued shares of Common Stock, the Investor still has not received net proceeds equal to at least the Commitment Fee, then the Company shall again be required to immediately take all required action necessary or required in order to cause the issuance of additional shares of Common Stock to the Investor as contemplated above, and such additional issuances shall continue until the Investor has received net proceeds from the sale of such Common Stock equal to the Commitment Fee.

Terms of Note

The Note matures on January 23, 2022, six (6) months after the Original Issue Date, and provides for interest to accrue at an interest rate equal to 10% per annum, or, upon an Event of Default, as defined in the Note, the lesser of (i) 18% per annum, and (ii) the maximum amount permitted under law (the “Default Interest”). The Investor shall have the right, only following an Event of Default, to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Note into fully paid and non-assessable shares of the Company’s Common Stock, as such Common Stock exists on the date of issuance of the shares underlying the Note, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified (the “Conversion Shares”). The initial conversion price, following and during an Event of Default, for the principal and interest of the Note shall equal the lesser of 90% representing a 10% discount multiplied by the lowest trading price (i) during the previous twenty (20) trading day period ending on the date of issuance of the Conversion Shares, or (ii) during the previous twenty (20) Trading Day period ending on date of conversion of the Note, subject to adjustment as provided therein. The Note is subject to adjustment upon certain events such as distributions and mergers, and has full ratchet anti-dilution protections for issuance of securities by the Company at a price that is lower than the then-current conversion price except for certain exempt issuances. In addition, if, at any time while the Note is issued and outstanding, the Company issues any convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of common stock, then the Investor will be entitled to acquire, upon the terms applicable to such sales, the aggregate number of shares could have acquired if the Note had been converted.

The Note also contains certain negative covenants, including prohibitions on incurrence of indebtedness, sales of assets, stock repurchases, and distributions. The Investor may not convert the Note into an amount of shares of Common Stock that would result in the beneficial ownership by the Investor and its affiliates of greater than 4.99% of the number of shares of Common Stock outstanding (the “Beneficial Ownership Limitation”). The Note may be prepaid at any time. The Note includes customary Events of Default, including, among other things, payment defaults, covenant breaches, breaches of certain representations and warranties, certain events of bankruptcy, liquidation and suspension of the Company’s Common Stock from trading.  If such an Event of Default occurs, the holders of the Notes may be entitled to take various actions, which may include the acceleration of amounts due under the Note and accrual of interest as described above, as well as the conversion of the Note. As described below, the Note is collateralized by the Series D Shares.

The foregoing description is qualified in its entirety by reference to the full text of the form of Note filed as Exhibit 10.2 hereto and is incorporated by reference into this Item 1.01.

Series D Shares

Pursuant to the terms of the Purchase Agreement, the Company is obligated to issue to the Investor 5,000 shares of the Company’s Series D Shares. The Series D Shares may be converted into shares of the Company’s Common Stock upon an Event of Default under the Note. Upon repayment of the Note, or the conversion of the Note, the Investor shall surrender the certificate or certificates representing the current amount of Series D Shares held at such time. For a description of the Series D Shares, please see Item 5.03 of this Current Report.

Terms of Warrants

As described above, Investor received Warrants to purchase up to 10,000,000 shares of the Company’s Common Stock. The initial exercise price for the Warrants is $0.05 per share, subject to adjustment as described below, and the Warrants are exercisable for a period of three years after the date of the Purchase Agreement. The Warrants are exercisable for shares of Common Stock upon the payment in cash of the exercise price. The exercise price of the Warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the Warrants is also subject to full ratchet price adjustment if the Company sells or grants any option to purchase, sell or re-price any Common Stock or Common Stock Equivalents (as defined therein) at an exercise price lower than the then-current exercise price of the Warrant with the exception for certain exempted issuances and subject to certain limitations on the reduction of the exercise price as provided in the Warrants. In the event of a Fundamental Transaction, as defined in the Warrants and generally including: (i) if the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) if the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) if the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock), then, upon any subsequent exercise of the Warrant, the Investor or its assigns shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which the Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the exercise price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Investor or its assigns shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Investor will not have the right to exercise any portion of the Warrant if the Investor (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. The foregoing description is qualified in its entirety by reference to the full text of the form of Warrant filed as Exhibit 10.3 hereto and is incorporated by reference into this Item 1.01.

Closing Rights and Company Obligations

The Purchase Agreement includes additional Company obligations including obligations on the Company to satisfy the current public information requirements under SEC Rule 144(c); obligations on the Company with respect to the use of proceeds from the sale of securities under the Purchase Agreement; purchaser rights to approve certain subsequent equity sales by the Company; and purchaser rights to participate in future Company financings. Reference should be made to the full text of the Purchase Agreement filed as Exhibit 10.1 hereto, which is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On July 27, 2021, the Company filed a Certificate of Designation with the Nevada Secretary of State in order to designate a class of preferred stock, referred to as Series D Convertible Preferred Stock (the “Series D Shares”). The Series D Shares have a stated value of $100.00 (the “Stated Value”), and carry a conversion price of the volume weighted average price (the “VWAP”) for the 20 trading days immediate prior to the conversion date (the “Conversion Price”). The amount of shares of Common Stock to be issued upon any conversion shall be calculated as the quotient of (i) the product of the issued shares of the Series D Shares to be converted and the Stated Value, and (ii) the Conversion Price. The Series D Shares are not entitled to receive dividends or other distributions, and have no voting rights. The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Designation filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1*	Certificate of Designation of Series D Convertible Preferred Stock.
4.1*	Promissory Note in the principal amount of $300,000 dated July 23, 2021.
4.2*	Common Stock Purchase Warrant dated July 23, 2021.
10.1*	Securities Purchase Agreement dated July 23, 2021.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2021	SMARTMETRIC, INC.

	By:	/s/ Chaya Coleena Hendrick
	Name:	Chaya Coleena Hendrick
	Title:	Chief Executive Officer

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